Exhibit 99.4


Contact:  Brian Beades
          212-754-5596
          ahr-info@blackrock.com


               Anthracite Capital Updates First Quarter Earnings


New York - May 7, 2004 - Anthracite Capital, Inc. (NYSE: AHR) (the "Company" or "Anthracite") today revised its previously announced earnings for the three-month period ended March 31, 2004, as a result of an error made by the Company's transfer agent. Although there is an impact to net income available
(loss) to common stockholders as a result of the transfer agent's error, the Company's Operating Earnings of $0.28 per share were not affected.

Subsequent to the earnings release, the Company received notification from the transfer agent that they had incorrectly converted 111,000 shares of the Company's Series B Preferred Stock into 162,388 shares of Anthracite common stock instead of redeeming such shares as intended by the holder. Adjusting for the redemption, the amount of the one-time charge for the Company's Series B Preferred Stock redemption increased by $663,000 to $10,508,000 or $0.21 per share from $9,845,000 or $0.20 per share. As a result, the Company's net loss to common stockholders for the three months ended March 31, 2004 was $0.01 per share as compared to $0.00 as previously reported. All adjustments made to the previously released Consolidated Statements of Financial Condition and Consolidated Statements of Operations subsequent to the Company's earnings release are reflected in the statements attached hereto.


Forward Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the relative and absolute investment performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures;
(7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities and international hostilities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite's manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the company.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2003 and Anthracite's subsequent reports filed with the SEC, accessible on the SEC's website at www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite, visit our website at www.anthracitecapital.com.


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

                                        Anthracite Capital, Inc. and Subsidiaries
                               Consolidated Statements of Financial Condition (Unaudited)
                                          (in thousands, except per share data)

------------------------------------------------------------------------------------------------------------------------
                                                                                  March 31, 2004      December 31, 2003

ASSETS
Cash and cash equivalents                                                            $ 17,264               $ 20,805
Restricted cash equivalents                                                            15,389                 12,845
Residential mortgage backed securities                                                708,105                753,219
                                                                                 -------------        ---------------
    Cash and RMBS                                                                     740,758                786,869
Commercial real estate securities                                                   1,472,636              1,366,508
Commercial mortgage loan pools                                                      1,222,103                      -
Commercial real estate loans                                                          122,263                 97,984
                                                                                 -------------        ---------------
    Total Commercial real estate                                                    2,817,002              1,464,492
Receivable for investments sold                                                       100,662                 99,056
Other assets                                                                           48,666                 48,429
                                                                                 -------------        ---------------
     Total Assets                                                                  $3,707,088             $2,398,846
                                                                                 =============        ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Borrowings:
    Secured by pledge of residential mortgage backed securities                     $ 648,525              $ 670,874
    Secured by pledge of commercial real estate securities                            134,467                444,987
    Secured by pledge of commercial real estate loans                                   7,430                 22,710
                                                                                 -------------        ---------------
    Total short term borrowings                                                       790,422              1,138,571
Long term Borrowings: Collateralized debt obligations                               1,057,522                684,970
                                                                                 -------------        ---------------
Total borrowings                                                                   $1,847,944             $1,823,541
Due to REMIC Trust                                                                  1,199,034                      -
10% Series B Preferred Stock - called for redemption                                   43,930                      -
Securities sold, not yet settled                                                      101,234                 99,551
Payable for investments purchased                                                      49,301                      -
Distributions payable                                                                  15,059                 14,749
Other liabilities                                                                      48,451                 43,575
                                                                                 -------------        ---------------
     Total Liabilities                                                             $3,304,953             $1,981,416
                                                                                 -------------        ---------------

Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares authorized; 50,572 shares issued and outstanding in 2004; and
     49,464 shares issued and outstanding in 2003                                        $ 51                   $ 49
10% Series B Preferred Stock, liquidation preference $43,942 in 2003                        -                 33,431
9.375% Series C Preferred Stock, liquidation preference
       $57,500 in 2004 and 2003                                                        55,435                 55,435
Additional paid-in capital                                                            549,199                536,333
Distributions in excess of earnings                                                  (116,460)              (101,635)
Accumulated other comprehensive loss                                                  (86,090)              (106,183)
                                                                                 -------------        ---------------
      Total Stockholders' Equity                                                      402,135                417,430
                                                                                 -------------        ---------------
      Total Liabilities and Stockholders' Equity                                   $3,707,088             $2,398,846
                                                                                 =============        ===============
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

                                           Anthracite Capital, Inc.
                               Consolidated Statements of Operations (Unaudited)
                                     (in thousands, except per share data)

------------------------------------------------------------------------------------------------------------------
                                                                                    For the Three Months Ended
                                                                                             March 31,
                                                                                ----------------------------------
                                                                                      2004             2003
                                                                                ----------------------------------
Operating Portfolio
Interest Income:
    Commercial real estate securities                                              $ 29,185            $ 19,953
    Commercial real estate loans                                                      3,074               2,409
    Residential mortgage backed securities                                            6,717              20,285

    Cash and cash equivalents                                                            88                 176
                                                                                   --------            --------

        Total interest income                                                      $ 39,064            $ 42,823
                                                                                   --------            --------

Expenses:
    Interest expense:
       Collateralized debt obligations                                               11,167              10,913
       Commercial real estate securities                                              2,027                 478
       Commercial real estate loans                                                     148                 112
       Residential mortgage backed securities                                         1,927               4,949
    Hedging Expense                                                                   4,631               2,991
    General and administrative                                                          602                 582
    Incentive fee                                                                       -                   -

    Management fee                                                                    2,130               2,577
                                                                                   --------            --------
        Total expenses                                                             $ 22,632            $ 22,602
                                                                                   --------            --------
Income from the Operating Portfolio                                                $ 16,432            $ 20,221
                                                                                   --------            --------
Other loss:
Realized loss                                                                        (4,723)             (8,531)
Unrealized gain (loss)                                                                1,553              (1,731)
Hedge ineffectiveness                                                                  (973)               (262)
                                                                                   --------            --------
       Total other loss                                                            $ (4,143)           $(10,524)
                                                                                   --------            --------

Net Income                                                                           12,289               9,697
                                                                                   --------            --------

Dividends on preferred stock                                                          2,446               1,195

Cost to retire preferred stock in excess of carrying value                           10,508                 -
                                                                                   --------            --------

Net Income available (Loss) to Common Stockholders                                 $   (665)           $  8,502
                                                                                   --------            --------

Operating Earnings available to Common Stockholders per share:
      Basic                                                                        $   0.28            $   0.40
      Diluted                                                                      $   0.28            $   0.40

Net Income (Loss) available to Common Stockholders per share, basic                $  (0.01)           $   0.18

Net Income (Loss) available to Common Stockholders per share, diluted              $  (0.01)           $   0.18

Weighted average number of shares outstanding:
    Basic                                                                            49,837              47,592
    Diluted                                                                          49,846              47,622

Operating Earnings:
    Income from the operating portfolio                                            $ 16,432            $ 20,221
    Dividends on preferred                                                           (2,446)             (1,195)
                                                                                   --------            --------
    Net operating earnings                                                         $ 13,986            $ 19,026
                                                                                   ========            ========


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